Exhibit 10.4

EXECUTION VERSION

FIRST LIEN PARI PASSU INTERCREDITOR AGREEMENT

dated as of August 19, 2022

among

ALTER DOMUS PRODUCTS CORP.,

Exchange Credit Facility Agent for the Exchange Credit Facility Secured Parties,

ALTER DOMUS PRODUCTS CORP.,

as Existing Credit Facility Agent for the Existing Credit Facility Secured Parties,

and

each Additional Senior Representative from time to time party hereto and acknowledged by

THE GEO GROUP, INC.

and

GEO CORRECTIONS HOLDINGS, INC.,

as Borrowers,

and the other Grantors that have from time to time

acknowledged and agreed to this

First Lien Pari Passu Intercreditor Agreement.

-i-

TABLE OF CONTENTS

(continued)

ANNEXES

Annex I	-	Form of Joinder Agreement (Additional Senior Debt / Replacement Credit Agreement)

Annex II	-	Form of Additional Senior Debt / Replacement Credit Agreement Designation

Annex III	-	Form of Joinder Agreement (Additional Grantors)

-ii-

This FIRST LIEN PARI PASSU INTERCREDITOR AGREEMENT (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”), dated as of August 19, 2022, among Alter Domus Products Corp., as Representative for the Exchange Credit Facility Secured Parties (in such capacity and together with its successors in such capacity, the “Exchange Credit Facility Agent”), Alter Domus Products Corp., as Representative for the Existing Credit Agreement Secured Parties (in such capacity and together with its successors in such capacity, the “Existing Credit Facility Agent” and each Additional Senior Representative that from time to time becomes a party hereto, and acknowledged and agreed to by The GEO Group, Inc., a Florida corporation (“GEO”), GEO Corrections Holdings, Inc., a Florida corporation (“Corrections” and, with GEO, each a “Borrower” and collectively the “Borrowers”), and the other Grantors (as defined below). Capitalized terms used in this Agreement have the meanings assigned to them in Article I below.

In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Exchange Credit Facility Agent (for itself and on behalf of the Exchange Credit Facility Secured Parties), the Existing Credit Facility Agent (for itself and on behalf of the Existing Credit Facility Secured Parties), and each Additional Senior Representative (for itself and on behalf of the Additional Senior Claimholders under the applicable Additional Senior Documents) agree as follows:

ARTICLE 1.

DEFINITIONS

SECTION 1.1 Certain Defined Terms.

Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Exchange Credit Agreement (whether or not then in effect), and the following terms which are defined in the UCC are used herein as so defined (and if defined in more than one article of the UCC shall have the meaning specified in Article 9 thereof): Certificated Security, Commodity Account, Commodity Contract, Deposit Account, Electronic Chattel Paper, Promissory Note, Instrument, Letter of Credit Right, Security Entitlement, Securities Account and Tangible Chattel Paper. As used in this Agreement, the following terms have the meanings specified below:

“Additional Senior Agreement” means any indenture, notes, credit agreement or other agreement, document (including any document governing reimbursement obligations in respect of letters of credit issued pursuant to any Additional Senior Agreement) or instrument, pursuant to which any Grantor has or will incur Additional Senior Obligations; provided that, in each case, the Indebtedness thereunder has been designated as Additional Senior Obligations pursuant to and in accordance with Section 5.14. For avoidance of doubt, neither the Exchange Credit Agreement nor the Existing Credit Agreement shall constitute an Additional Senior Agreement.

“Additional Senior Claimholders” means the holders of any Additional Senior Obligations and any Representative with respect thereto.

“Additional Senior Collateral Documents” means the Security Documents or Collateral Documents or similar term (in each case as defined in the applicable Additional Senior Agreement) and any other agreement, document or instrument entered into for the purpose of granting a Lien to secure any Additional Senior Obligations or to perfect such Lien (as each may be amended, restated, amended and restated, supplemented or otherwise modified from time to time).

“Additional Senior Debt” has the meaning set forth in Section 5.14.

“Additional Senior Documents” means, with respect to any Series of Additional Senior Obligations, the Additional Senior Agreement, including the Additional Senior Collateral Documents applicable thereto, and each other agreement, document and instrument providing for or evidencing any other Additional Senior Obligation, as each may be amended, restated, amended and restated, supplemented or otherwise modified from time to time; provided that, in each case, the Indebtedness thereunder has been designated as Additional Senior Obligations pursuant to and in accordance with Section 5.14 hereto.

“Additional Senior Obligations” means all amounts owing to any Additional Senior Claimholder (pursuant to the terms of any Additional Senior Document, including all amounts in respect of any principal, interest (including any Post-Petition Interest), premium (if any), penalties, fees, expenses (including fees, expenses and disbursements of agents, professional advisors and legal counsel), indemnifications, reimbursements, damages and other liabilities, and guarantees of the foregoing amounts, in each case whether or not allowed or allowable in an Insolvency or Liquidation Proceeding. Additional Senior Obligations shall include any Registered Equivalent Notes and guarantees thereof by the Grantors issued in exchange therefor. For avoidance of doubt, neither the Exchange Credit Facility Obligations nor the Existing Credit Facility Obligations shall constitute Additional Senior Obligations.

“Additional Senior Representative” means with respect to each Series of Additional Senior Obligations that becomes subject to the terms of this Agreement after the date hereof, the Persons serving as administrative agent, trustee, collateral agent or in a similar capacity for such Series of Additional Senior Obligations and named as such in the applicable Joinder Agreement delivered pursuant to Section 5.14 hereof, together with its successors from time to time in such capacity.

“Agreement” has the meaning set forth in the introductory paragraph hereto.

“Applicable Representative” means the Exchange Credit Facility Agent; provided that, following the Discharge of the Exchange Credit Facility Obligations, if two or more Series of Senior Obligations remain outstanding, then the Applicable Representative shall be the Representative of the Senior Claimholders holding greater than 50% of the Principal Exposure of Senior Obligations secured by a Lien on the Shared Collateral.

“Bankruptcy Case” has the meaning set forth in Section 2.5(b)

“Bankruptcy Code” means Title 11 of the United States Code, as amended.

“Bankruptcy Law” means the Bankruptcy Code, and any other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, marshalling of the assets and liabilities, moratorium, rearrangement, receivership, insolvency, reorganization, or similar federal, state or foreign debtor relief laws of the United States or other applicable jurisdictions from time to time in effect.

“Borrower” and “Borrowers” have the meaning set forth in the introductory paragraph to this Agreement.

“Cash Collateral Use” has the meaning set forth in Section 2.5(b).

“Collateral” means all assets and properties subject to, or purported to be subject to, Liens created pursuant to any Senior Collateral Document to secure one or more Series of Senior Obligations and shall include any property or assets subject to replacement Liens or adequate protection Liens in favor of any Senior Claimholder.

“Common Collateral” means Collateral that is subject to (a) Liens in favor of the Existing Credit Facility Agent for the benefit of the Existing Credit Facility Secured Parties to the extent required to be pledged under the Existing Credit Agreement pursuant to the terms thereof, and (b) Liens in favor of the Exchange Credit Facility Agent for the benefit of the Exchange Credit Facility Secured Parties to the extent required to be pledged under the Existing Credit Agreement pursuant to the terms thereof.

“Control Collateral” means any Shared Collateral in the “control” (within the meaning of Section 9-104, 9-105, 9-106, 9-107 or 8-106 of the UCC of any applicable jurisdiction) of any Representative (or its agents or bailees), to the extent that control thereof perfects a Lien thereon under the UCC of any applicable jurisdiction. Control Collateral includes any Deposit Accounts, Securities Accounts, Security Entitlements, Commodity Accounts, Commodity Contracts, Letter of Credit Rights or Electronic Chattel Paper over which any Representative has “control” under the applicable UCC.

“Designation” means a designation of Additional Senior Debt and, if applicable, the designation of a replacement facility pursuant to a Replacement Credit Agreement, in each case, in substantially the form of Annex II attached hereto.

“DIP Financing” has the meaning set forth in Section 2.5(b).

“DIP Financing Liens” has the meaning set forth in Section 2.5(b).

“DIP Lenders” has the meaning set forth in Section 2.5(b).

“Discharge” means, except to the extent otherwise provided in Section 2.6, with respect to any Series of Senior Obligations, (i) such Series of Senior Obligations is no longer secured by, and no longer required to be secured by, such Shared Collateral, (ii) the payment in full in cash of all such Senior Obligations (other than any indemnification obligations for which no claim has been asserted and any such Senior Obligations not required to be paid in full in order to have the Liens on all Collateral securing such Senior Obligations released at such time in accordance with the applicable Senior Documents), (iii) the termination or expiration of all commitments, if any, to extend credit that would constitute Senior Obligations with respect to such Series, and (iv) the termination of all letters of credit, if any, issued under the applicable Series of Senior Documents or providing cash collateral or backstop letters of credit on terms specified in the applicable Senior Documents or otherwise acceptable to the applicable Representative or issuing bank in an amount and in a manner specified in the applicable Senior Documents or otherwise satisfactory to the applicable Representative and issuing bank (in their sole discretion). The term “Discharged” shall have a corresponding meaning.

“Equity Release Proceeds” has the meaning set forth in Section 2.4(a).

“Event of Default” means an “Event of Default” (or similarly defined term) as defined in any Senior Credit Document.

“Exchange Credit Agreement” means (i) that certain credit agreement dated as of the date hereof among the Borrowers, the other Grantors, as guarantors, and the Exchange Credit Facility Agent (as amended, restated, amended and restated, supplemented or otherwise modified from time to time), and the lenders party thereto from time to time, and (ii) from and after the initial Refinancing of the Exchange Credit Facility Obligations pursuant to Section 2.8, the applicable Replacement Credit Agreement.

“Exchange Credit Facility Agent” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Exchange Collateral” means Exclusive Collateral and Common Collateral. For the avoidance of doubt, the Exchange Credit Facility Obligations (other than the Tranche 3 Loans) are secured by all of the Exchange Collateral.

“Exchange Credit Facility Collateral Documents” means the “Security Documents” or similar term as defined in the Exchange Credit Agreement or the applicable Replacement Credit Agreement, and each of the security agreements and other instruments and documents executed and delivered by either Borrower or any other Grantor pursuant to which Liens are granted by either Borrower or any other Grantor to secure any Exchange Credit Facility Obligations.

“Exchange Credit Facility Documents” means (i) the Exchange Credit Agreement and the other “Loan Documents” as defined in the Exchange Credit Agreement, and (ii) from and after the initial Refinancing of the Exchange Credit Facility Obligations pursuant to Section 2.8, the applicable Replacement Credit Agreement and the other “Loan Documents” or similar term as defined in such Replacement Credit Agreement.

“Exchange Credit Facility Obligations” means (i) the “Obligations” under and as defined in the Exchange Credit Agreement, and (ii) from and after the initial Refinancing of the Exchange Credit Facility Obligations pursuant to Section 2.8, the “Obligations” or similar term under and as defined in the applicable Replacement Credit Agreement.

“Exchange Credit Facility Secured Parties” means (i) the “Secured Parties” under and as defined in the Exchange Credit Agreement, and (ii) from and after the initial Refinancing of the Exchange Credit Facility Obligations pursuant to Section 2.8, the “Secured Parties” or similar term under and as defined in the Replacement Credit Agreement.

“Exclusive Collateral” means Collateral (excluding Common Collateral) that is subject to Liens in favor of the Exchange Credit Facility Agent for the benefit of the Exchange Credit Facility Secured Parties (other than the holders of Tranche 3 Loans) to the extent required to be pledged under the Exchange Credit Agreement pursuant to the terms thereof. For the avoidance of doubt, the Existing Credit Facility Obligations and Tranche 3 Loans are not secured by Liens on Exclusive Collateral.

“Existing Credit Agreement” means (i) that certain Third Amended and Restated Credit Agreement, dated as of March 23, 2017, among the Borrowers, the Existing Credit Facility Agent, GEO Australasia Holdings Pty Ltd., GEO Australasia Finance Holdings Pty Ltd., in its capacity as trustee for the GEO Australasia Finance Holding Trust, and the lenders party thereto from time to time (as amended, restated, amended and restated, supplemented or otherwise modified from time to time), and (ii) from and after the initial Refinancing of the Existing Credit Facility Obligations pursuant to Section 2.8, the applicable Replacement Credit Agreement.

“Existing Credit Facility Agent” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Existing Credit Facility Collateral Documents” means the “Security Documents” or similar term as defined in the Existing Credit Agreement or the applicable Replacement Credit Agreement, and each of the security agreements and other instruments and documents executed and delivered by either Borrower or any other Grantor pursuant to which Liens are granted by either Borrower or any other Grantor to secure any Existing Credit Facility Obligations.

“Existing Credit Facility Documents” means (i) the Existing Credit Agreement and the other “Loan Documents” as defined in the Existing Credit Agreement, and (ii) from and after the initial Refinancing of the Existing Credit Facility Obligations pursuant to Section 2.8, the applicable Replacement Credit Agreement and the other “Loan Documents” or similar term as defined in such Replacement Credit Agreement.

“Existing Credit Facility Obligations” means (i) the “Obligations” under and as defined in the Existing Credit Agreement, and (ii) from and after the initial Refinancing of the Existing Credit Facility Obligations pursuant to Section 2.8, the “Obligations” or similar term under and as defined in the applicable Replacement Credit Agreement.

“Existing Credit Facility Secured Parties” means (i) the “Secured Parties” under the Existing Credit Agreement, and (ii) from and after the initial Refinancing of the Existing Credit Facility Obligations pursuant to Section 2.8, the “Secured Parties” or similar term under and as defined in the Replacement Credit Agreement.

“Existing Credit Facility Term Loans” means the Term Loans under and as defined in the Existing Credit Agreement as in effect on the date hereof.

“First Lien/Second Lien Intercreditor Agreement” means that certain First Lien/Second Lien Intercreditor Agreement, dated as of the date hereof, among the Exchange Credit Facility Agent, the Existing Credit Facility Agent, the Second Lien Notes Collateral Trustee (as defined therein), and each additional Representative (as defined therein) from time to time party thereto, and acknowledged by the Borrowers, and the other Guarantors (as amended, restated, amended and restated, supplemented, or modified from time to time).

“Grantors” means the Borrowers and each Subsidiary of any Borrower (or any other Person) that has granted a security interest pursuant to any Senior Collateral Document to secure any Series of Senior Obligations.

“Impairment” has the meaning set forth in Section 1.3.

“Indebtedness” means indebtedness in respect of borrowed money.

“Insolvency or Liquidation Proceeding” means:

(a)

any case or proceeding commenced by or against any Borrower or any other Grantor under any Bankruptcy Law, any other proceeding for the reorganization, recapitalization or adjustment or marshalling of the assets or liabilities of either Borrower or any other Grantor, any receivership or assignment for the benefit of creditors relating to the Borrower or any other Grantor or any similar case or proceeding relative to either Borrower or any other Grantor or its creditors, as such, in each case whether or not voluntary;

(b)

any liquidation, dissolution, marshalling of assets or liabilities or other winding up of or relating to either Borrower or any other Grantor, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency; or

(c)

any other proceeding of any type or nature in which substantially all claims of creditors of either Borrower or any other Grantor are determined and any payment or distribution is or may be made on account of such claims.

“Intervening Creditor” has the meaning set forth in Section 2.1(a).

“Joinder Agreement” means a supplement to this Agreement in the form of Annex I required to be delivered by a Representative to each other Representative pursuant to Section 5.14 of this Agreement in order to create a Series of Additional Senior Obligations hereunder and to become the Representative hereunder for the Senior Claimholder under such Series of Additional Senior Obligations (including a Refinancing of the Exchange Credit Agreement or the Existing Credit Agreement).

“Law” means, collectively, all international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any governing body charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any governing body, in each case whether or not having the force of law.

“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, collateral assignment, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities, other than customary rights of a third party to acquire equity interests in a Subsidiary pursuant to an agreement for a sale of such equity interests expressly permitted under each then existing Senior Document.

“Possessory Collateral” means any Shared Collateral in the possession of any Representative (or its agents or bailees), to the extent that possession thereof perfects a Lien thereon under the UCC or equivalent in any jurisdiction or otherwise. Possessory Collateral includes any Certificated Securities, Promissory Notes, Instruments, and Tangible Chattel Paper, in each case, delivered to or in the possession of any Representative under the terms of the Senior Collateral Documents.

“Post-Petition Interest” means interest, fees, expenses and other charges that pursuant to the Exchange Credit Facility Documents, the Existing Credit Facility Documents or the Additional Senior Documents, as applicable, continue to accrue after the commencement of any Insolvency or Liquidation Proceeding, whether or not such interest, fees, expenses and other charges are allowed or allowable under the Bankruptcy Law or in any such Insolvency or Liquidation Proceeding.

“Principal Exposure” means with respect to any Senior Claimholder, the sum of (1) the aggregate amount of such Senior Claimholder’s commitments to extend revolving credit or make term loans to any Borrower under any Senior Document (or, if such Senior Claimholder’s commitments to extend revolving credit or make term loans have terminated, the principal balance of any such loans actually advanced and outstanding) and, without duplication, and (2) the outstanding principal amount of any notes made by any Borrower in favor of such Senior Claimholder pursuant to any Senior Document.

“Proceeds” has the meaning set forth in Section 2.1(a).

“Refinance” means, in respect of any Indebtedness, to refinance, extend, renew, defease, amend, increase, modify, supplement, restructure, refund, replace or repay such Indebtedness, or to issue other Indebtedness or enter alternative financing arrangements, in exchange or replacement for such Indebtedness (in whole or in part), including by adding or replacing lenders, creditors, agents, borrowers and/or guarantors, and including in each case, but not limited to, after the original instrument giving rise to such Indebtedness has been terminated and including, in each case, through any credit agreement, loan agreement, note purchase agreement, indenture or other agreement. “Refinanced” and “Refinancing” have correlative meanings.

“Registered Equivalent Notes” means, with respect to any notes originally issued in a Rule 144A or other private placement transaction under the Securities Act of 1933, substantially identical notes (having the same guarantees and substantially the same collateral) issued in a dollar-for-dollar exchange therefor pursuant to an exchange offer registered with the SEC.

“Required Common Collateral Claimholders” means Senior Claimholders holding greater than 50% of the Principal Exposure of Senior Obligations secured by a Lien on Common Collateral, which shall include, for the avoidance of doubt, the Exchange Credit Facility Obligations and the Existing Credit Facility Obligations.

“Required Exclusive Collateral Claimholders” means Senior Claimholders holding greater than 50% of the Principal Exposure of Senior Obligations secured by a Lien on Exclusive Collateral, which shall exclude, for the avoidance of doubt, the Existing Credit Facility Obligations and the Tranche 3 Loans.

“Replacement Credit Agreement” means any loan agreement, indenture or other agreement that (i) Refinances the Exchange Credit Agreement or Existing Credit Agreement, as the case may be, in accordance with Section 2.8 hereof so long as, after giving effect to such Refinancing, the agreement that was the credit agreement immediately prior to such Refinancing is no longer secured, and no longer required to be secured, by any of the Collateral and (ii) becomes the Exchange Credit Agreement or Existing Credit Agreement, as the case may be, hereunder by Designation as such pursuant to Section 5.14 as may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Replacement Credit Agreement Obligations” means “Obligations” or similar term as defined in any Replacement Credit Agreement.

“Representative” means, at any time, (i) in the case of any Exchange Credit Facility Obligations or the Exchange Credit Facility Secured Parties, the Exchange Credit Facility Agent, (ii) in the case of the Existing Credit Facility Obligations or the Existing Credit Facility Secured Parties, the Existing Credit Facility Agent, and (iii) in the case of any Series of Additional Senior Obligations or Additional Senior Claimholders of such Series that becomes subject to this Agreement after the date hereof, the Additional Senior Representatives for such Series.

“Responsible Officer” means, with respect to any Borrower or any Grantor, the chair, chief executive officer, chief financial officer, controller, or treasurer of such Person.

“Senior Claimholders” means the Exchange Credit Facility Secured Parties, the Existing Credit Facility Secured Parties and the Additional Senior Claimholders with respect to each Series of Additional Senior Obligations.

“Senior Collateral Documents” means, collectively, the Exchange Credit Facility Collateral Documents, the Existing Credit Facility Collateral Documents, and the Additional Senior Collateral Documents.

“Senior Documents” means the Exchange Credit Facility Documents, the Existing Credit Facility Documents and the Additional Senior Documents.

“Senior Obligations” means, collectively, the Exchange Credit Facility Obligations, the Existing Credit Facility Obligations, and each other Series of Additional Senior Obligations.

“Series” means (a) with respect to the Senior Claimholders, each of (i) the Exchange Credit Facility Secured Parties (in their capacities as such), (ii) the Existing Credit Facility Secured Parties (in their capacities as such), (iii) the Additional Senior Claimholders (in their capacities as such) that become subject to this Agreement after the date hereof that are represented by a common Representative (in its capacity as such for such Additional Senior Claimholders) and (b) with respect to any Senior Obligations, each of (i) the Exchange Credit Facility Obligations, (ii) the Existing Credit Facility Obligations, (iii) the Additional Senior Obligations incurred pursuant to any Additional Senior Document, which pursuant to any Joinder Agreement, are to be represented hereunder by a common Representative (in its capacity as such for such Additional Senior Obligations).

“Shared Collateral” means (i) with respect to the Exchange Credit Facility Obligations, the Existing Credit Facility Obligations and any Series of Additional Senior Obligations secured by a Lien on such Collateral, the Common Collateral, and (ii) with respect to the Exchange Credit Facility Obligations (excluding the Tranche 3 Loans) and any Series of Additional Senior Obligations secured by a Lien on such Collateral, the Exclusive Collateral.

“Subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, company, limited liability company, partnership, association or other entity of which securities or other ownership interests representing more than 50% of the ordinary voting power for the election of the members of the governing body or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned or controlled by the parent and/or one or more subsidiaries of the parent.

“Tranche 3 Loan” has the meaning set forth in the Exchange Credit Agreement as in effect on the date hereof.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the perfection or priority of, or remedies with respect to, any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions hereof relating to such perfection, priority or remedies.

“Underlying Assets” has the meaning set forth in Section 2.4(a)

SECTION 1.2 Rules of Interpretation.

The rules of interpretation set forth in Sections 1.02 through 1.05, as applicable, of the Exchange Credit Agreement are incorporated herein mutatis mutandis.

SECTION 1.3 Impairments.

It is the intention of the Senior Claimholders of each Series that the holders of Senior Obligations of such Series (and not the Senior Claimholders of any other Series) bear the risk of (i) any determination by a court of competent jurisdiction that (x) any of the Senior Obligations of such Series are unenforceable under applicable Law or are subordinated to any other obligations (other than another Series of Senior Obligations), (y) any of the Senior Obligations of such Series do not have an enforceable security interest in any of the Collateral securing any other Series of Senior Obligations or (z) any intervening security interest exists securing any other obligations (other than another Series of Senior Obligations) on a basis ranking prior to the security interest of such Series of Senior Obligations but junior to the security interest of any other Series of Senior Obligations or (ii) the existence of any Collateral for any other Series of Senior Obligations that is not Shared Collateral for such Series (any such condition referred to in the foregoing clause (i) or (ii) with respect to any Series of Senior Obligations, an “Impairment” of such Series). In the event of any Impairment with respect to any Series of Senior Obligations, the results of such Impairment shall be borne solely by the holders of such Series of Senior Obligations, and the rights of the holders of such Series of Senior Obligations (including, without limitation, the right to receive distributions in respect of such Series of Senior Obligations pursuant to Section 2.1) set forth herein shall be modified to the extent necessary so that the effects of such Impairment are borne solely by the holders of the Series of such Senior Obligations subject to such Impairment.

Additionally, in the event the Senior Obligations of any Series are modified pursuant to applicable Law or Bankruptcy Law (including, without limitation, pursuant to Section 1129 of the Bankruptcy Code), any reference to such Senior Obligations or the Senior Documents governing such Senior Obligations shall refer to such obligations or such documents as so modified.

ARTICLE 2.

PRIORITIES AND AGREEMENTS WITH RESPECT TO SHARED COLLATERAL

SECTION 2.1 Priority of Claims.

(a) Anything contained herein or in any of the Senior Documents to the contrary notwithstanding (but subject to Section 1.3), if (i) the Applicable Representative (or any Senior Claimholder) is taking action to enforce rights in respect of the Common Collateral and/or Exclusive Collateral, (ii) any distribution is made in respect of the Common Collateral and/or Exclusive Collateral (including any adequate protection payments) in any Insolvency or Liquidation Proceeding of any Grantor or (iii) an Event of Default has occurred and is continuing and any Senior Claimholder receives any payment pursuant to any intercreditor agreement (other than this Agreement) or otherwise with respect to the Common Collateral and/or Exclusive Collateral, then (x) the proceeds of any sale, collection or other liquidation of any Common Collateral or Exclusive Collateral received by the Applicable Representative (or a Senior Claimholder) on account of such enforcement of rights, (y) any distribution in respect of any Common Collateral or Exclusive Collateral received in any Bankruptcy Case of any Grantor or (z) any payment received by such Senior Claimholder pursuant to any such intercreditor agreement or otherwise with respect to any Common Collateral or Exclusive Collateral (subject, in the case of any such distribution or payment, to the sentence immediately following clause (iii) below) (all proceeds of any sale, collection or other liquidation of any Common Collateral or Exclusive Collateral and all proceeds of any such distribution or payment being collectively referred to as “Proceeds”), shall be applied in the following order:

(i) FIRST, to the payment in full of all amounts owing to each Representative (in its capacity as such) secured by such Common Collateral and/or Exclusive Collateral, as applicable, or, in the case of Equity Release Proceeds, secured by the Underlying Assets, including without limitation (i) all reasonable costs and expenses incurred by each Representative (in its capacity as such) in connection with such collection or sale or otherwise in connection with this Agreement, any other Senior Credit Document or any of the Senior Obligations, including all court costs and the reasonable fees and expenses of its agents and legal counsels, (ii) any other reasonable costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Senior Document and (iii) all fees, costs, liabilities, indemnities and expenses (including the reasonable fees and expenses of its legal counsels) owing to such Representatives, ratably to each such Representative in accordance with the amounts payable to it pursuant to this clause (i);

(ii) SECOND, to the extent Proceeds remain after the application pursuant to preceding clause (i), and subject to Section 1.3, to each Representative of each Series secured by such Common Collateral and/or Exclusive Collateral, as applicable, or, in the case of Equity Release Proceeds, secured by the Underlying Assets, pro rata according to the principal amount of the Senior Obligations owing to all such Series of Senior Claimholders until the Discharge of all Senior Obligations secured by such Common Collateral and/or Exclusive Collateral or, in the case of Equity Release Proceeds, secured by the Underlying Assets, has occurred; provided that following the commencement of any Insolvency or Liquidation Proceeding with respect to any Grantor, solely as among the Senior Claimholders and solely for purposes of this clause SECOND and not any Senior Documents, in the event the value of the Common Collateral and/or Exclusive Collateral is not sufficient for the entire amount of Post-Petition Interest on the Senior Obligations to be allowed under Section 506(a) and (b) of the Bankruptcy Code or any other applicable provision of the Bankruptcy Code or other Bankruptcy Law in such Insolvency or Liquidation Proceeding, the amount of Senior Obligations of each Series of Senior Obligations shall include only the maximum amount of Post-Petition Interest on the Senior Obligations allowable under Section 506(a) and (b) of the Bankruptcy Code or any other applicable provision of the Bankruptcy Code or other Bankruptcy Law in such Insolvency or Liquidation Proceeding; and

(iii) THIRD, any balance of such Proceeds remaining after the application pursuant to preceding clauses (i) and (ii), and the Discharge of Senior Obligations, to whomever may be lawfully entitled to receive the same pursuant to the First Lien/Second Lien Intercreditor Agreement.

If, despite the provisions of this Section 2.1(a), any Senior Claimholder shall receive any payment or other recovery in excess of its portion of payments on account of the Senior Obligations to which it is then entitled in accordance with this Section 2.1(a), such Senior Claimholder shall hold such payment or recovery in trust for the benefit of all Senior Claimholders that have a Lien on the Collateral from which such payments arose, for distribution in accordance with this Section 2.1(a) only to those Senior Claimholders having a Lien on such Collateral. Notwithstanding the foregoing, with respect to any Shared Collateral upon which a third party (other than a Senior Claimholder) has a Lien or security interest that is junior in priority to the security interest of any Series of Senior Obligations but senior (as determined by appropriate legal proceedings in the case of any dispute) to the security interest of any other Series of Senior Obligations (such third party, an “Intervening Creditor”), the value of any Shared Collateral or Proceeds which are allocated to such Intervening Creditor shall be deducted on a ratable basis solely from the Shared Collateral or Proceeds to be distributed in respect of the Series of Senior Obligations with respect to which such Impairment exists.

(b) It is acknowledged that the Senior Obligations of any Series may, subject to the limitations set forth in the then existing Senior Documents and subject to any limitations set forth in this Agreement, be increased, extended, renewed, replaced, restated, supplemented, restructured, repaid, refunded, Refinanced or otherwise amended or modified from time to time, all without affecting the priorities set forth in Section 2.1(a) or the provisions of this Agreement defining the relative rights of the Senior Claimholders of any Series.

(c) Notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Liens securing any Series of Senior Obligations granted on the Collateral and notwithstanding any provision of the UCC or equivalent of any jurisdiction, or any other applicable Law or the Senior Documents or any defect or deficiencies in the Liens securing the Senior Obligations of any Series or any other circumstance whatsoever, each Senior Claimholder hereby agrees that (i) the Liens securing each Series of Senior Obligations on the Common Collateral shall be of equal priority, and (ii) the Liens securing each Series of Senior Obligations (excluding, for the avoidance of doubt, the Existing Credit Facility Obligations and Tranche 3 Loans) on the Exclusive Collateral shall be of equal priority.

(d) Notwithstanding anything in this Agreement or any other Senior Document to the contrary, Collateral consisting of cash and cash equivalents pledged to secure Senior Obligations consisting of reimbursement obligations in respect of letters of credit or otherwise held by Exchange Credit Facility Agent or Issuing Lender pursuant to Section 2.05(f), 2.05(g), 2.05(k), 2.06(a), 2.16(a) and 2.16(b) of the Exchange Credit Agreement (or any equivalent successor provision) shall be applied as specified in the Exchange Credit Agreement and will not constitute Shared Collateral.

SECTION 2.2 Actions with Respect to Shared Collateral; Prohibition on Contesting Liens.

(a) Notwithstanding Section 2.1, (i) only the Applicable Representative shall act or refrain from acting with respect to the Common Collateral or the Exclusive Collateral (including with respect to any other intercreditor agreement with respect to such Shared Collateral), (ii) with respect to the Common Collateral, the Applicable Representative shall act on the instructions of the Required Common Collateral Claimholders and shall not follow any instructions with respect to such Common Collateral (including with respect to any other intercreditor agreement with respect to such Common Collateral) from any other Senior Claimholder, (iii) with respect to the Exclusive Collateral, the Applicable Representative shall act on the instructions of the Required Exclusive Collateral Claimholders and shall not follow any instructions with respect to such Exclusive Collateral (including with respect to any other intercreditor agreement with respect to such Exclusive Collateral) from any other Senior Claimholder, and (iv) other than pursuant to the Section 2.2(a)(ii) and (iii), no Senior Claimholder shall or shall instruct any Representative to, and any other Representative that is not the Applicable Representative with respect to such Collateral shall not, commence any judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of, exercise any right, remedy or power with respect to, or otherwise take any action to enforce its security interest in or realize upon, or take any other action available to it in respect of, the Shared Collateral (including with respect to any other intercreditor agreement with respect to such Collateral), whether under any Senior Collateral Document (other than the Senior Collateral Documents applicable to the Applicable Representative with respect to such Collateral), applicable Law or otherwise, it being agreed that only the Applicable Representative, acting in accordance with Section 2.2(a)(ii) or (iii) and the Senior Collateral Documents applicable to it, shall be entitled to take any such actions or exercise any remedies with respect to such Collateral at such time.

(b) Without limiting the provisions of Section 4.2, each Representative that is not the Applicable Representative hereby appoints the Applicable Representative as its agent and authorizes the Applicable Representative to exercise any and all remedies under each Senior Collateral Document with respect to the Shared Collateral pursuant to this Agreement, including Section 2.2(a), and to execute releases in connection therewith.

(c) Notwithstanding the equal priority of the Liens securing each applicable Series of Senior Obligations granted on the Common Collateral and Exclusive Collateral subject to Section 2.1, the Applicable Representative (acting on the instructions of the requisite Senior Claimholders pursuant to Section 2.2(a)(ii) or (iii)) may deal with the applicable Shared Collateral as if such Applicable Representative had a senior and exclusive Lien on such Shared Collateral. No Senior Claimholder that is not the Applicable Representative will contest, protest or object to any foreclosure proceeding or action brought by the Applicable Representative, or any other exercise by the Applicable Representative, in each case, on behalf of the requisite Senior Claimholders pursuant to Section 2.2(a)(ii) or (iii), of any rights and remedies relating to the applicable Shared Collateral. The foregoing shall not be construed to limit the rights and priorities of any Senior Claimholder or Representative with respect to any Collateral not constituting Shared Collateral.

(d) Each of the Representatives agrees that it will not accept any Lien on any Collateral for the benefit of any Series of Additional Senior Obligations (other than funds deposited for the satisfaction, Discharge or defeasance of any Additional Senior Agreement) other than pursuant to the Senior Collateral Documents, and by executing this Agreement (or a Joinder Agreement), each such Representative and the Series of Senior Claimholders for which it is acting hereunder agree to be bound by the provisions of this Agreement and the other Senior Collateral Documents applicable to it.

(e) Each of the Senior Claimholders agrees that it will not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the perfection, priority, validity, attachment, or enforceability of a Lien held by or on behalf of (x) the Senior Claimholders, with respect to the Common Collateral, or (y) the Exchange Credit Facility Secured Parties (other than holders of Tranche 3 Loans), with respect to the Exchange Collateral, or the provisions of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair (i) the rights of any Representative to enforce this Agreement, (ii) the rights of any Senior Claimholders to contest or support any other Person in contesting the enforceability of any Lien purporting to secure obligations not constituting Senior Obligations, or (iii) the rights of any Representative or Senior Claimholder to assert that any particular Collateral is not Shared Collateral with respect to any other Representative or Senior Claimholder.

SECTION 2.3 No Interference; Payment Over; Exculpatory Provisions.

(a) Each Senior Claimholder agrees that (i) it will not (and shall be deemed to have waived any right to) challenge or question or support any other Person in challenging or questioning in any proceeding (including any Insolvency or Liquidation Proceeding) the validity or enforceability of any Senior Obligations of any Series or any Senior Collateral Document or the validity, attachment, perfection or priority of any Lien under any Senior Collateral Document or the validity or enforceability of the priorities, rights or duties established by or other provisions of this Agreement, (ii) it will not take or cause to be taken any action the purpose or intent of which is, or could be, to interfere, hinder or delay, in any manner, whether by judicial proceedings or otherwise, any sale, transfer or other disposition of the applicable Shared Collateral by the Applicable Representative pursuant to the direction of requisite Senior Claimholders pursuant to Section 2.2(a)(ii) or (iii), (iii) except as provided in Section 2.2(a)(ii) and (iii), it shall have no right to (A) direct the Applicable Representative or any other Senior Claimholder to exercise any right, remedy or power with respect to the applicable Shared Collateral (including pursuant to any other intercreditor agreement, including the First Lien/Second Lien Intercreditor Agreement) or (B) consent to, or object to, the exercise by, or any forbearance from exercising by, the Applicable Representative or any other Senior Claimholder represented by it of any right, remedy or power with respect to the applicable Shared Collateral, (iv) it will not institute any suit or assert in any suit, bankruptcy, insolvency or other proceeding (including any Insolvency or Liquidation Proceeding) any claim against the Applicable Representative or any other Senior Claimholder represented by it seeking damages from or other relief by way of specific performance, instructions or otherwise with respect to the applicable Shared Collateral, (v) it will not attempt, directly or indirectly, whether by judicial proceedings or otherwise, to challenge the enforceability of any provision of this Agreement and (vi) it will not seek, and hereby waives any right, to have any Shared Collateral or any part thereof marshalled upon any foreclosure or other disposition of such Shared Collateral; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any of the Applicable Representative or any other Senior Claimholder to (i) enforce this Agreement, (ii) contest or support any other Person in contesting the enforceability of any Lien purporting to secure obligations not constituting Senior Obligations, or (iii) assert that any particular Collateral does not secure the obligations owed to any other Senior Claimholder.

(b) Each Senior Claimholder hereby agrees that if it shall obtain possession of any Shared Collateral or shall realize any proceeds or payment in respect of any Shared Collateral, pursuant to any Senior Collateral Document or by the exercise of any rights available to it under applicable Law or in any Insolvency or Liquidation Proceeding or through any other exercise of remedies (including pursuant to any other intercreditor agreement, including the First Lien/Second Lien Intercreditor Agreement), at any time prior to the Discharge of each of the Senior Obligations, then it shall hold such Collateral, proceeds or payment in trust for the other Senior Claimholders having a security interest in such Collateral and promptly transfer any such Collateral, proceeds or payment, as the case may be, to the Applicable Representative with respect to such Shared Collateral, to be distributed by such Applicable Representative in accordance with the provisions of Section 2.1(a) hereof, provided, however, that the foregoing shall not apply to any Shared Collateral purchased by any Senior Claimholder for cash pursuant to any exercise of remedies permitted hereunder.

(c) None of the Applicable Representative or any other Senior Claimholder shall be liable for any action taken or omitted to be taken by the Applicable Representative or such Senior Claimholder with respect to any Collateral in accordance with the provisions of this Agreement.

SECTION 2.4 Automatic Release of Liens.

(a) If, at any time any Shared Collateral is transferred or otherwise disposed of, in each case, in connection with any exercise of remedies or enforcement by the Applicable Representative on behalf of the applicable Senior Claimholders pursuant to Section 2.2(a)(ii) or (iii), then (whether or not any Insolvency or Liquidation Proceeding is pending at the time) the Liens in favor of the other Representatives for the benefit of each Series of Senior Claimholders (or in favor of such other Senior Claimholders if directly secured by such Liens) upon such Shared Collateral will automatically be released and Discharged upon final conclusion of such disposition as and when, but only to the extent, such Liens of the Applicable Representative on behalf of the applicable Senior Claimholders on such Shared Collateral are released and Discharged; provided that any proceeds of such Shared Collateral realized therefrom shall be applied pursuant to Section 2.1(a) hereof. If in connection with any such foreclosure or other exercise of remedies by the Applicable Representative, directed by the applicable Senior Claimholders pursuant to Section 2.2(a)(ii) or (iii), the Applicable Representative releases any guarantor from its obligation under a guarantee of the Series of Senior Obligations for which it serves as agent prior to a Discharge of such Series of Senior Obligations, such guarantor also shall be released from its guarantee of all other Senior Obligations. If in connection with any such foreclosure or other exercise of remedies by the Applicable Representative directed by the applicable Senior Claimholders pursuant to Section 2.2(a)(ii) or (iii), the equity interests of any Person are foreclosed upon or otherwise disposed of and the Applicable Representative releases its Lien on the property or assets of such Person, then the Liens of each other Representative (or in favor of such other Senior Claimholders if directly secured by such Liens) with respect to any Collateral consisting of the property or assets of such Person will be automatically released to the same extent as the Liens of the Applicable Representative are released; provided that any proceeds of any such equity interests foreclosed upon where the Applicable Representative releases its Lien on the assets of such Person on which another Series of Senior Obligations holds a Lien on any of the assets of such Person (any such assets, the “Underlying Assets”) which Lien is released as provided in this sentence (any such Proceeds being referred to herein as “Equity Release Proceeds” regardless of whether or not such other Series of Senior Obligations holds a Lien on such equity interests so disposed of) shall be applied (to the extent constituting Shared Collateral prior to such releases) pursuant to Section 2.1(a) hereof.

(b) Without limiting the rights of the Applicable Representative under Section 4.2, each Representative agrees to execute and deliver (at the sole cost and expense of the Grantors) all such authorizations and other instruments as shall reasonably be requested by the Applicable Representative to evidence and confirm any release of Shared Collateral, Underlying Assets or guarantee provided for in this Section 2.4.

SECTION 2.5 Certain Agreements with Respect to Bankruptcy or Insolvency Proceedings.

(a) This Agreement shall continue in full force and effect notwithstanding the commencement of any Insolvency or Liquidation Proceeding by or against any Grantor or any of its subsidiaries. Without limiting the generality of the foregoing, it is acknowledged and agreed that this Agreement constitutes an agreement within the scope of Section 510(a) of the Bankruptcy Code or any equivalent provision of any other Bankruptcy Law, including with respect to the provisions of this Article II, and all references to “Grantor” shall include any Grantor as debtor and debtor in possession (and any receiver, trustee, or other estate representative for such Grantor, as the case may be) in any Insolvency or Liquidation Proceeding.

(b) If any Grantor shall become subject to a case (a “Bankruptcy Case”) under the Bankruptcy Code (or other Bankruptcy Law) and shall, as debtor-in-possession, move for approval of financing (“DIP Financing”) to be provided by one or more lenders (the “DIP Lenders”) under Section 364 of the Bankruptcy Code (or similar provision of any other applicable Bankruptcy Law), or the use of cash collateral under Section 363 of the Bankruptcy Code (or similar provisions of any other applicable Bankruptcy Law) (“Cash Collateral Use”), each Senior Claimholder agrees that it will not raise any objection and shall be deemed to consent to any such DIP Financing or to the Liens on the Common Collateral, Exclusive Collateral or other Shared Collateral securing the same (“DIP Financing Liens”) or to any use of cash collateral that constitutes Common Collateral, Exclusive Collateral or other Shared Collateral, to the extent that, (i) with respect to DIP Financing secured by, or Cash Collateral Use of, the Common Collateral, such DIP Financing or Cash Collateral Use has been consented to by the Required Common Collateral Claimholders, and (ii) with respect to DIP Financing secured by, or Cash Collateral Use of, the Exclusive Collateral, such DIP Financing or Cash Collateral Use has been consented to by the Required Exclusive Collateral Claimholders. Subject to Section 2.5(c), to the extent that such DIP Financing or Cash Collateral Use has been approved pursuant to Section 2.5(b)(i) or (ii) and such DIP Financing Liens are senior to the Liens on any such Shared Collateral, each Senior Claimholder will subordinate its Liens (if any) with respect to such Shared Collateral on the same terms as the Liens on such Shared Collateral are subordinated with respect to such DIP Financing Liens. Subject to Section 2.5(c), to the extent that DIP Financing or Cash Collateral Use has been approved pursuant to Section 2.5(b)(i) and (ii) and such DIP Financing Liens rank pari passu with the Liens on any such Shared Collateral, each Senior Claimholder will confirm the ratable treatment of such DIP Financing Obligations and the Senior Obligations hereunder secured by such Shared Collateral.

(c) The covenant of each Senior Claimholder to not object to any certain DIP Financing or Cash Collateral Use pursuant to Section 2.5(b) is subject to (i) the Senior Claimholders of each Series retaining the benefit of their Liens on all such Shared Collateral pledged to the DIP Lenders, including proceeds thereof arising after the commencement of such proceeding, with the same priority vis-a-vis all the other Senior Claimholders (other than any Liens of the Senior Claimholders constituting DIP Financing Liens) as existed prior to the commencement of the Bankruptcy Case, (ii) the Senior Claimholders of each Series the obligations to which are secured by such Shared Collateral are granted Liens on any additional collateral pledged to any Senior Claimholders as adequate protection or otherwise in connection with such DIP Financing or Cash Collateral Use, with the same priority vis-a-vis the Senior Claimholders as set forth in this Agreement (other than any Liens of any Senior Claimholders constituting DIP Financing Liens), (iii) if any amount of such DIP Financing or Cash Collateral Use is applied to repay any of the Senior Obligations, such amount is applied pursuant to Section 2.1(a) of this Agreement, and (iv) if any Senior Claimholders are granted adequate protection with respect to the Senior Obligations subject hereto, including in the form of periodic payments, in connection with such DIP Financing or Cash Collateral Use, the proceeds of such adequate protection are applied pursuant to Section 2.1(a) of this Agreement; provided that the Senior Claimholders receiving adequate protection shall not object to any other Senior Claimholder receiving adequate protection comparable to any adequate protection granted to such Senior Claimholders in connection with a DIP Financing or Cash Collateral Use that is consistent with this Agreement.

(d) If any Senior Claimholder, on account of any particular Shared Collateral, is granted adequate protection (i) in the form of Liens on any additional collateral, then each other Senior Claimholder the obligations to which are secured by such Shared Collateral shall be entitled to seek, and each Senior Claimholder will consent and not object to, adequate protection in the form of Liens on such additional collateral with the same priority vis-a-vis the Senior Claimholders as set forth in this Agreement, (ii) in the form of a superpriority or other administrative claim, then each other Senior Claimholder the obligations to which are secured by such Shared Collateral, as the case may be, shall be entitled to seek, and each Senior Claimholder will consent and not object to, adequate protection in the form of a pari passu superpriority or administrative claim or (iii) in the form of periodic or other cash payments, then the proceeds of such adequate protection must be applied to all Senior Obligations secured by such Shared Collateral pursuant to Section 2.1(a).

SECTION 2.6 Reinstatement. In the event that any of the Senior Obligations shall be paid in full and such payment or any part thereof shall subsequently, for whatever reason (including an order or judgment for disgorgement of a preference under the Bankruptcy Code, or any other applicable Bankruptcy Law, or the settlement of any claim in respect thereof), be required to be returned or repaid, the terms and conditions of this Agreement shall be fully applicable thereto until all such Senior Obligations shall again have been paid in full in cash. This Section 2.6 shall survive termination of this Agreement.

SECTION 2.7 Insurance and Condemnation Awards. As among the Senior Claimholders, the Applicable Representative, shall have the right, but not the obligation, to adjust or settle any insurance policy or claim covering or constituting Shared Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding affecting the Shared Collateral. To the extent any Representative or any other Senior Claimholder receives proceeds of such insurance policy and such proceeds are not expressly permitted or required to be returned to any Grantor under the applicable Senior Documents, such proceeds shall be turned over to the Applicable Representative for application as provided in Section 2.1 hereof.

SECTION 2.8 Refinancings. The Senior Obligations of any Series may, subject to Section 5.14 and the Exchange Credit Agreement, be Refinanced, in whole or in part, in each case, without notice to, or the consent (except to the extent a consent is otherwise required to permit the Refinancing transaction under any Senior Document) of any Senior Claimholder of any other Series, all without affecting the priorities provided for herein or the other provisions hereof; provided that the Representative of the holders of any such Refinancing Indebtedness shall have executed a Joinder Agreement on behalf of the holders of such Refinancing Indebtedness. If such Refinancing Indebtedness is intended to constitute a Replacement Credit Agreement, the Borrowers shall so state in its Designation.

SECTION 2.9 Gratuitous Bailee/Agent for Perfection.

(a) The Applicable Representative shall be entitled to hold any Possessory Collateral constituting Shared Collateral. In the event that any Senior Claimholder other than the Applicable Representative receives any Possessory Collateral constituting Shared Collateral, then such Senior Claimholder shall promptly deliver, or transfer control of, such Possessory Collateral (including any Proceeds therefrom), together with any necessary endorsements and notices to depositary banks, securities intermediaries and commodities intermediaries, as applicable, to the Applicable Representative.

(b) Notwithstanding the foregoing, each Representative agrees to hold any Possessory Collateral constituting Shared Collateral from time to time in its possession or control (or in the possession or control of its agents or bailees) as gratuitous bailee for the benefit of each other Senior Claimholder of a Series of Senior Obligations secured by a Lien on such Collateral (such bailment being intended, among other things, to satisfy the requirements of Sections 8-106(d)(3), 8-301(a)(2) and 9-313(c) of the UCC) and any assignee, solely for the purpose of perfecting the security interest granted in such Shared Collateral, if any, pursuant to the applicable Senior Collateral Documents, in each case, subject to the terms and conditions of this Section 2.9. Solely with respect to any Deposit Accounts constituting Shared Collateral under the control (within the meaning of Section 9-104 of the UCC) of any Representative, each such Representative agrees to also hold control over such Deposit Accounts as gratuitous agent for each other Senior Claimholder and any assignee solely for the purpose of perfecting the security interest in such Deposit Accounts, subject to the terms and conditions of this Section 2.9.

(c) No Representative shall have any obligation whatsoever to any Senior Claimholder to ensure that the Possessory Collateral and Control Collateral is genuine or owned by any of the Grantors or to preserve rights or benefits of any Person except as expressly set forth in this Section 2.9. The duties or responsibilities of each Representative under this Section 2.9 shall be limited solely to holding any Possessory Collateral or Control Collateral constituting Shared Collateral in its possession or control as gratuitous bailee (and with respect to Deposit Accounts, as gratuitous agent) in accordance with this Section 2.9 and delivering the Possessory Collateral constituting Shared Collateral as provided in Section 2.9(f) below.

(d) None of the Representatives or any of the Senior Claimholders shall have by reason of the Senior Documents, this Agreement or any other document a fiduciary relationship (or other implied duties) in respect of the other Representatives or any other Senior Claimholder, and each Representative and each Senior Claimholder hereby waives and releases the other Representatives and Senior Claimholders from all claims and liabilities arising pursuant to any Representative’s role under this Section 2.9 as gratuitous bailee with respect to the Possessory Collateral constituting Shared Collateral or any other Shared Collateral in its possession or control (and with respect to the Deposit Accounts, as gratuitous agent).

(e) The Applicable Representative shall not (i) have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby; provided that the Applicable Representative shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Applicable Representative to liability or that is contrary to this Agreement or applicable Law, (ii) be liable for any action taken or not taken by it in the absence of its own gross negligence or willful misconduct, as determined by a court of competent jurisdiction in a final and non-appealable judgment; (iii) be deemed to have knowledge of any Event of Default under any Series unless and until notice thereof and conspicuously labeled as a “notice of default” has been received by the Applicable Representative, (iv) be responsible for or have any duty to ascertain or inquire into (1) any statement, warranty or representation made in or in connection with this Agreement or any other Senior Documents, (2) the performance or observance of any covenant under this Agreement or any Senior Document or (3) the existence of any Event of Default, or (v) be liable for interest on any money received by it hereunder except as otherwise agreed in writing.

(f) At any time the Applicable Representative is no longer the Applicable Representative, such outgoing Applicable Representative shall deliver the remaining Possessory Collateral constituting Shared Collateral in its possession (if any) together with any necessary endorsements (which endorsement shall be without recourse and without any representation or warranty), first, to the then Applicable Representative to the extent Senior Obligations remain outstanding and second, to whomever may be lawfully entitled to receive the same pursuant to the First Lien/Second Lien Intercreditor Agreement. The outgoing Applicable Representative further agrees to take all other actions reasonably requested by the then Applicable Representative at the expense of the Borrowers in connection with the then Applicable Representative obtaining a first-priority security interest in the Shared Collateral.

SECTION 2.10 Amendments to Senior Documents.

(a) Without the prior written consent of each other Representative, each Representative agrees (on behalf of itself and each other Senior Claimholder represented by it) that no Senior Document may be amended, restated, amended and restated, supplemented, replaced or Refinanced or otherwise modified from time to time or entered into to the extent such amendment, supplement, Refinancing or modification, or the terms of any new Senior Document, would be prohibited by, or would require any Grantor to act or refrain from acting in a manner that would violate, any of the terms of this Agreement.

(b) In the event that the Exchange Credit Facility Agent enters into any amendment, waiver or consent in respect of any of the Exchange Credit Facility Documents for the purpose of adding to or deleting from, or waiving or consenting to any departures from any provisions of, any Exchange Credit Facility Document or changing in any manner the rights of the Exchange Credit Facility Agent, the Exchange Credit Facility Secured Parties, any Borrower, or any other Grantor thereunder (including the release of any Liens in Shared Collateral), then such amendment, waiver or consent shall apply automatically to any comparable provision of each comparable Existing Credit Facility Document or Additional Senior Document without the consent of any Existing Credit Facility Agent, Additional Senior Representative, Existing Credit Facility Secured Party or Additional Senior Claimholder and without any action by any Existing Credit Facility Agent or Additional Senior Representative, any Borrower, or any other Grantor; provided, however, that (A) no such amendment, waiver or consent shall be effected pursuant to this Section 2.10(b) shall violate Section 9.02(b) of the Existing Credit Agreement, and (B) no such amendment shall impose any additional duties on any Existing Credit Facility Agent or Additional Senior Representative without its consent; and provided further that, any such amendment or modification that is automatically made to an Existing Credit Facility Document or Additional Senior Document pursuant to this Section 2.10(b) shall not be deemed an amendment or modification to such Existing Credit Facility Document or Additional Senior Document. To the extent that the Exchange Credit Facility Agent is a party to any amendment, waiver or consent, the Exchange Credit Facility Agent shall endeavor to provide written notice of such amendment, waiver or consent to the Existing Credit Facility Agent and Additional Senior Representative within 10 Business Days after the effectiveness of such amendment, waiver or consent; provided that the failure to give such notice shall not affect the effectiveness of such amendment, waiver or consent and the Exchange Credit Facility Agent shall not be liable for its failure to comply with this sentence.

(c) In determining whether an amendment to any Senior Document is permitted by this Section 2.10, each Representative may conclusively rely on an officer’s certificate from a Responsible Officer of the Borrowers stating that such amendment is permitted by this Section 2.10.

ARTICLE 3.

EXISTENCE AND AMOUNTS OF LIENS AND OBLIGATIONS

Whenever any Applicable Representative shall be required, in connection with the exercise of its rights or the performance of its obligations hereunder, to determine the existence or amount of any Senior Obligations of any Series, or the Shared Collateral subject to any Lien securing the Senior Obligations of any Series, it may request that such information be furnished to it in writing by each other Representative and shall be entitled to make such determination or not make any determination on the basis of the information so furnished; provided, however, that if a Representative shall fail or refuse reasonably promptly to provide the requested information, the requesting Applicable Representative shall be entitled to make any such determination or not make any determination by such method as it may, in the exercise of its good faith judgment, determine, including by reliance upon a certificate of the Borrowers. The Applicable Representative may rely conclusively, and shall be fully protected in so relying, on any determination made by it in accordance with the provisions of the preceding sentence (or as otherwise directed by a court of competent jurisdiction) and shall have no liability to any Grantor, any Senior Claimholder or any other person as a result of such determination.

ARTICLE 4.

THE APPLICABLE REPRESENTATIVE

SECTION 4.1 Authority.

(a) Notwithstanding any other provision of this Agreement, nothing herein shall be construed to impose any fiduciary or other implied duty on any Applicable Representative to any Senior Claimholder or give any Senior Claimholder the right to direct any Applicable Representative other than in accordance with Section 2.2(a) and Section 2.5(b), except that the Applicable Representative shall be obligated to distribute proceeds of any Shared Collateral in accordance with Section 2.1 hereof. Any Person serving as the Applicable Representative hereunder shall have the same rights and powers in its capacity as a Senior Claimholder under any Series that it holds as any other applicable Senior Claimholder, and such Person (and any of its affiliates) may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Grantors (or any Subsidiary or other Affiliate thereof) as if such Person were not the Applicable Representative hereunder and without any duty to account therefor to any other Senior Claimholder.

(b) In furtherance of the foregoing, each Senior Claimholder acknowledges and agrees that the Applicable Representative shall be entitled, for the benefit of the applicable Senior Claimholders, to sell, transfer or otherwise dispose of or deal with any Shared Collateral as provided herein and in the Senior Collateral Documents, as applicable, without regard to any rights to which the Senior Claimholders would otherwise be entitled as a result of the Senior Obligations held by such Senior Claimholders. Without limiting the foregoing, each Senior Claimholder agrees that none of the Applicable Representative or any other Senior Claimholder shall have any duty or obligation first to marshal or realize upon any type of Shared Collateral (or any other Collateral securing any of the Senior Obligations), or to sell, dispose of or otherwise liquidate all or any portion of such Shared Collateral (or any other Collateral securing any Senior Obligations), in any manner that would maximize (or not maximize) the return to certain Senior Claimholders over others, notwithstanding that the order and timing of any such realization, sale, disposition or liquidation may affect the amount of proceeds actually received by the Senior Claimholders from such realization, sale, disposition or liquidation; provided that, the foregoing shall not limit the requirement that the Applicable Representative only act with respect to the Common Collateral or the Exclusive Collateral, as the case may be, in accordance with Section 2.2(a). Each of the Senior Claimholders waives any claim it may now or hereafter have against any Representative of any other Series of Senior Obligations or any other Senior Claimholder of any other Series arising out of (i) any actions which any such Representative or any Senior Claimholder represented by it takes or omits to take (including actions with respect to the creation, perfection or continuation of Liens on any Collateral, actions with respect to the foreclosure upon, sale, release or depreciation of, or failure to realize upon, any of the Collateral and actions with respect to the collection of any claim for all or any part of the Senior Obligations from any account debtor, guarantor or any other party) in accordance with the Senior Collateral Documents or any other agreement related thereto or in connection with the collection of the Senior Obligations or the valuation, use, protection or release of any security for the Senior Obligations; provided that nothing in this clause (i) shall be construed to prevent or impair the rights of any Representative to enforce this Agreement, (ii) any election by any holders of Senior Obligations, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b) of the Bankruptcy Code (or similar provision of other applicable Bankruptcy Law) or (iii) subject to Section 2.5, any borrowing, or grant of a security interest or administrative expense priority under Section 364 of the Bankruptcy Code or any equivalent provision of any other Bankruptcy Law, by either Borrower or any of their Subsidiaries, as debtor-in-possession.

SECTION 4.2 Power-of-Attorney.

Each Representative, for itself and on behalf of each other Senior Claimholder of the Series for whom it is acting, hereby irrevocably appoints the Applicable Representative and any officer or agent of the Applicable Representative, which appointment is coupled with an interest with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Representative or Senior Claimholder with respect to any applicable Shared Collateral, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary to accomplish the purposes of this Agreement, including the exercise of any and all remedies under each Senior Collateral Document with respect to such Shared Collateral and the execution of releases in connection therewith. In connection with the foregoing, the Applicable Representative (and any co-agents, sub-agents and attorneys-in-fact appointed by the Applicable Representative pursuant to the applicable Senior Documents for purposes of holding or enforcing any Lien on any Shared Collateral (or any portion thereof) granted under any applicable Senior Collateral Documents, or for exercising any rights and remedies thereunder or under any other intercreditor agreements at the direction of the Applicable Representative) shall be entitled to the benefits of all provisions of this Article IV and Article VIII of the Exchange Credit Agreement and the equivalent provision of any Replacement Credit Agreement (as though such co-agents, sub-agents and attorneys-in-fact were the “Administrative Agent,” “Collateral Agent” (or similar term) named therein) as if set forth in full herein.

ARTICLE 5.

MISCELLANEOUS

SECTION 5.1 Integration/Conflicts.

This Agreement, together with the other Senior Documents and the Senior Collateral Documents, represents the entire agreement of each of the Grantors and the Senior Claimholders with respect to the subject matter hereof and thereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof and thereof. There are no promises, undertakings, representations or warranties by any Representative or Senior Claimholder relative to the subject matter hereof and thereof not expressly set forth or referred to herein or therein. In the event of any conflict between the provisions of this Agreement and the provisions of the Senior Documents the provisions of this Agreement shall govern and control. For the avoidance of any doubt, nothing in this Agreement is intended to or shall impair the obligations of any Grantor, which are absolute and unconditional, to pay the Senior Obligations as and when the same shall become due and payable in accordance with their terms.

SECTION 5.2 Continuing Nature of this Agreement; Severability.

This Agreement shall become effective when executed and delivered by the parties hereto. This is a continuing agreement and the Senior Claimholders of any Series may continue, at any time and without notice to any Senior Claimholder of any other Series, to extend credit and other financial accommodations and lend monies to or for the benefit of the Borrowers or any other Grantor constituting Senior Obligations in reliance hereon. The terms of this Agreement shall survive, and continue in full force and effect, in any Insolvency or Liquidation Proceeding. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 5.3 Amendments; Waivers.

(a) No failure or delay on the part of any party hereto in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be in writing and permitted by paragraph (b) of this Section 5.3, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

(b) This Agreement may be amended in writing signed by each Representative then party to this Agreement; provided that, neither this Agreement nor any provision hereof may be terminated, waived, amended or modified without any Borrower’s written consent if such termination of provision, waiver, amendment or other modification increases the obligations or reduces the rights of, or imposes additional duties on, any Borrower or Grantor. Any such amendment, supplement or waiver shall be in writing and shall be binding upon the Senior Claimholders and their respective permitted successors and assigns.

(c) Notwithstanding the foregoing, without the consent of any Senior Claimholder, any Representative may become a party hereto by execution and delivery of a Joinder Agreement in accordance with Section 5.14 and upon such execution and delivery, such Representative and the Additional Senior Claimholders and Additional Senior Obligations of the Series for which such Representative is acting shall be subject to the terms hereof.

(d) Notwithstanding the foregoing, in connection with any Refinancing of Senior Obligations of any Series, or the incurrence of Additional Senior Obligations of any Series, the Representatives then party hereto shall enter (and are hereby authorized to enter without the consent of any other Senior Claimholders), at the request of any Representative or the Borrowers, into such amendments or modifications of this Agreement as are reasonably necessary to reflect such Refinancing or such incurrence in compliance with the Senior Documents and are reasonably satisfactory to each such Representative and the Borrowers; provided that any Representative may condition its execution and delivery of any such amendment or modification on a receipt of a certificate from a Responsible Officer of the Borrowers to the effect that such Refinancing or incurrence is permitted by the then existing Senior Documents.

SECTION 5.4 Information Concerning Financial Condition of the Borrowers and the Other Subsidiaries.

The Representatives and the other Senior Claimholders of each Series shall each be responsible for keeping themselves informed of (x) the financial condition of the Borrowers and their Subsidiaries and all endorsers or guarantors of the Senior Obligations and (y) all other circumstances bearing upon the risk of nonpayment of the Senior Obligations. The Representatives and the other Senior Claimholders of each Series shall have no duty to advise any other party hereunder of information known to it or them regarding such condition or any such circumstances or otherwise. In the event the Representatives or any of the other Senior Claimholders, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to any other party, it shall be under no obligation to:

(a) make, and such Representatives and such other Senior Claimholders shall not make or be deemed to have made, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided;

(b) provide any additional information or to provide any such information on any subsequent occasion;

(c) undertake any investigation; or

(d) disclose any information that, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

SECTION 5.5 Consent to Jurisdiction; Certain Waivers.

Each Representative, on behalf of itself and each other Senior Claimholder for which it is acting, irrevocably and unconditionally:

(a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the Senior Collateral Documents, or for recognition and enforcement of any judgment in respect thereof, to the exclusive jurisdiction of the courts of the State of New York sitting in New York City in the borough of Manhattan, the courts of the United States District Court for the Southern District of New York, and appellate courts from any thereof;

(b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same and agrees not to commence or support any such action or proceeding in any other jurisdiction;

(c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person (or its Representative) at the address referred to in Section 5.7;

(d) agrees that nothing herein shall affect the right of any other party hereto (or any Senior Claimholders) to effect service of process in any other manner permitted by Law; and

(e) waives, to the maximum extent not prohibited by Law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 5.5 any special, exemplary, punitive or consequential damages.

SECTION 5.6 Notice of Discharge. Promptly following the Discharge of any Series of Senior Obligations, the Representative with respect to such Series of Senior Obligations that is so Discharged will provide written notice of such Discharge to each other Representative.

SECTION 5.7 Notices.

All notices, requests, demands and other communications provided for or permitted hereunder shall be in writing and shall be sent:

(i)	if to either Borrower or any Grantor, to the Borrowers, at their address at:

The GEO Group, Inc.

4955 Technology Way

Boca Raton, Florida 33431

Attention: Brian Evans

Telephone No.: 561-999-7401

Telecopy No.: 561-999-7742

Email: bevans@geogroup.com

With a copy to:

Akerman LLP

Three Brickell City Centre

98 Southeast Seventh Street

Suite 1100

Miami, Florida 33131

Attention: William C. Arnhols

Telephone No.: 305-982-5623

Telecopy No.: 305-374-5095

Email: william.arnhols@akerman.com

and

The GEO Group, Inc.

4955 Technology Way

Boca Raton, Florida 33431

Attention: Joe Negron

Telephone No.: 561-999-7350

Telecopy No.: 561-999-7647

Email: jnegron@geogroup.com

(ii)	if to the Exchange Credit Facility Agent, to it at:

Alter Domus Products Corp.

225 W. Washington Street, 9th Floor

Chicago, Illinois 60606

Attention: Legal Department – Agency, Emily Ergang Pappas and Vincent

Bonano

Tel: (312) 564-5100

Email: legal_agency@alterdomus.com,

emily.ergangpappas@alterdomus.com and

vincent.bonano@alterdomus.com

With a copy to:

Holland & Knight LLP

150 N. Riverside Plaza, Suite 2700

Chicago, Illinois 60606

Attention: Joshua M. Spencer

Phone: (312) 263-3600

Email: joshua.spencer@hklaw.com

(iii)	if to the Existing Credit Facility Agent, to it at:

Alter Domus Products Corp.

225 W. Washington Street, 9th Floor

Chicago, Illinois 60606

Attention: Legal Department – Agency, Emily Ergang Pappas and Vincent Bonano

Tel: (312) 564-5100

Email: legal_agency@alterdomus.com,

emily.ergangpappas@alterdomus.com and

vincent.bonano@alterdomus.com

With a copy to:

Holland & Knight LLP

150 N. Riverside Plaza, Suite 2700

Chicago, Illinois 60606

Attention: Joshua M. Spencer

Phone: (312) 263-3600

Email: joshua.spencer@hklaw.com

(iv) if to any other Representative, to it at the address specified by it in the Joinder Agreement delivered by it pursuant to Section 5.14.

SECTION 5.8 Further Assurances.

Each Representative, on behalf of itself and each other Senior Claimholder represented by it, and each Borrower and each other Grantor, agrees that it will take such further action and shall execute and deliver such additional documents and instruments (in recordable form, if requested) as the other parties hereto may reasonably request to effectuate the terms of, and the Lien priorities contemplated by, this Agreement.

SECTION 5.9 Agency Capacities.

Except as expressly provided herein, (a) Alter Domus Products Corp., is acting in the capacity of Exchange Credit Facility Agent solely for the Exchange Credit Facility Secured Parties, (b) Alter Domus Products Corp. is acting in the capacity of Existing Credit Facility Agent solely for the Existing Credit Facility Secured Parties, and (c) each other Representative is acting in the capacity of Representative solely for the Additional Senior Claimholders under the Additional Senior Documents for which it is the named Representative in the applicable Joinder Agreement.

SECTION 5.10 Governing Law; WAIVER OF JURY TRIAL.

(A) THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT, WHETHER IN TORT, CONTRACT (AT LAW OR IN EQUITY) OR OTHERWISE, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(B) EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 5.11 Binding on Successors and Assigns.

This Agreement shall be binding upon each Representative, the Senior Claimholders, the Borrowers and the other Grantors, and their respective permitted successors and assigns from time to time.

SECTION 5.12 Section Titles.

The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement.

SECTION 5.13 Counterparts.

This Agreement may be executed in one or more counterparts, including by means of facsimile or other electronic method, each of which shall be an original and all of which shall together constitute one and the same document. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission (including “.pdf”, “.tif” or similar format) shall be effective as delivery of a manually executed counterpart hereof. The words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to this Agreement shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.

SECTION 5.14 Additional Senior Obligations.

(a) To the extent, but only to the extent, expressly permitted by the provisions of each then existing Senior Document, the Grantors may incur additional Indebtedness, which for the avoidance of doubt shall include any Indebtedness incurred pursuant to a Refinancing, constituting Additional Senior Obligations or Replacement Credit Agreement Obligations after the date hereof that is secured on an equal and ratable basis with the Liens securing the then existing Senior Obligations (such Indebtedness, “Additional Senior Debt”). Any such Additional Senior Debt and any Series of Additional Senior Obligations or Replacement Credit Agreement Obligations, as applicable, may be secured by a Lien on a ratable basis, in each case under and pursuant to the applicable Senior Collateral Documents of such Series, if, and subject to the condition that, the Additional Senior Representative of any such Additional Senior Debt, acting on behalf of the holders of such Additional Senior Debt, becomes a party to this Agreement by satisfying the conditions set forth in Section 5.14(b).

(b) In order for an Additional Senior Representative (including, in the case of a Replacement Credit Agreement, the Representative in respect thereof) to become a party to this Agreement,

(i) such Additional Senior Representative shall have executed and delivered an instrument substantially in the form of Annex I (with such changes as may be reasonably approved by the Exchange Credit Facility Agent and such Additional Senior Representative) pursuant to which such Additional Senior Representative becomes a Representative hereunder, and such Additional Senior Debt and such Series of Additional Senior Obligations or Replacement Credit Agreement Obligations, as applicable, and the Additional Senior Claimholders of such Series become subject hereto and bound hereby;

(ii) the Borrower shall have delivered to each Representative:

a. true and complete copies of each of the Additional Senior Agreement or Replacement Credit Agreement, as applicable, and the Senior Collateral Documents for such Series, certified as being true and correct by a Responsible Officer of the Borrower;

b. a Designation substantially in the form of Annex II pursuant to which the Borrower shall (A) identify the Indebtedness to be designated as Additional Senior Obligations or a Refinancing of Senior Obligations, as applicable, and the initial aggregate principal amount or committed amount thereof, (B) specify the name and address of the Additional Senior Representative, (C) certify that such (x) Additional Senior Debt is expressly permitted by each Senior Document and that the conditions set forth in this Section 5.14 are satisfied with respect to such Additional Senior Debt, and (D) in the case of a Replacement Credit Agreement, expressly state that such agreement giving rise to the new Indebtedness satisfies the requirements of a Replacement Credit Agreement and the Borrower elects to designate such agreement as a Replacement Credit Agreement; and

(iii) the Additional Senior Documents or Replacement Credit Agreement, as applicable, relating to such Additional Senior Debt shall provide, in a manner reasonably satisfactory to each Representative, that each Additional Senior Claimholder with respect to such Additional Senior Debt will be subject to and bound by the provisions of this Agreement in its capacity as a holder of such Additional Senior Debt.

(c) Upon the execution and delivery of a Joinder Agreement by an Additional Senior Representative in accordance with this Section 5.14, each other Representative shall acknowledge such receipt thereof by countersigning a copy thereof, subject to the terms of this Section 5.14 and returning the same to such Additional Senior Representative; provided that the failure of any Representative to so acknowledge or return shall not affect the status of such debt as Additional Senior Debt if the other requirements of this Section 5.14 are complied with.

SECTION 5.15 Authorizations.

By its signature, each Person executing this Agreement, on behalf of a party hereto, represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement. The Exchange Credit Facility Agent represents and warrants that this Agreement is binding upon the Exchange Credit Facility Secured Parties. The Existing Credit Facility Agent represents and warrants that this Agreement is binding upon the Existing Credit Facility Secured Parties.

SECTION 5.16 No Third Party Beneficiaries; Successors and Assigns.

The Lien priorities set forth in this Agreement and the rights and benefits hereunder in respect of such Lien priorities shall inure solely to the benefit of the Senior Claimholders and their respective permitted successors and assigns, and no other Person shall have or be entitled to assert such rights; provided, however, that the Grantors are beneficiaries of, and will be entitled to, assert such rights solely with respect to Sections 2.1, 2.4, 2.5, 2.7, 2.8, 2.9, 2.10 and this Article V. Nothing in this Agreement is intended to or shall impair the obligations of any Borrower or Grantor, which are absolute and unconditional, to pay the Obligations as and when the same shall become due and payable in accordance with their terms. Without limitation of any other provisions of this Agreement, Borrower, on behalf of itself and each Grantor, hereby (a) acknowledges that it has read this Agreement and consents hereto, (b) agrees that it will not take any action that would be contrary to the express provisions of this Agreement and (c) agrees to abide by the requirements expressly applicable to it under this Agreement.

SECTION 5.17 No Indirect Actions.

Unless otherwise expressly stated, if a party may not take an action under this Agreement, then it may not take that action indirectly, or support any other Person in taking that action directly or indirectly. “Taking an action indirectly” means taking an action that is not expressly prohibited for the party but is intended to have substantially the same effects as the prohibited action.

SECTION 5.18 Additional Grantors.

Each Borrower hereby represents and warrants to the Representatives that the Guarantors party hereto and the Borrowers constitute the only Grantors on the date hereof. Each Borrower hereby covenants and agrees to cause each person which becomes a Grantor following the execution of this Agreement to acknowledge and accept this Agreement (in the capacity of a Grantor) by duly executing and delivering a counterpart of the supplement hereto substantially in the form of Annex III hereof to each Representative.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

[Signature pages to come]

First Lien Pari Passu Intercreditor Agreement – The GEO Group, Inc.

ACKNOWLEDGEMENT OF

FIRST LIEN PARI PASSU INTERCREDITOR AGREEMENT

(Borrowers and the other Grantors)

Each of the Borrowers and the other Grantors has read the First Lien Pari Passu Intercreditor Agreement, dated as of August 19, 2022, among Alter Domus Products Corp., as Representative for the Exchange Credit Facility Secured Parties (in such capacity and together with its successors in such capacity, the “Exchange Credit Facility Agent”), Alter Domus Products Corp., as Representative for the Existing Credit Facility Secured Parties (in such capacity and together with its successors in such capacity, the “Existing Credit Facility Agent”), and each additional Representative that from time to time becomes a party thereto pursuant to Section 5.14 thereof. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the First Lien Pari Passu Intercreditor Agreement.

1. Each of the Borrower and the other Grantors executes and delivers this instrument to evidence its acknowledgment of and consent to the First Lien Pari Passu Intercreditor Agreement. Each of the Borrower and the other Grantors agrees to recognize all rights granted thereby to the Exchange Credit Facility Agent, the Existing Credit Facility Agent, the Secured Parties, and each additional Representative that becomes a party thereto pursuant to Section 5.14 thereof, and will act in a manner consistent with the agreements set forth therein.

2. Each of the Borrower and the other Grantors further agrees that it is not an intended beneficiary or third party beneficiary of the First Lien Pari Passu Intercreditor Agreement (other than as set forth in Section 5.16 thereof). Furthermore, for the avoidance of doubt, each of the Borrowers and the other Grantors acknowledges that it is not a “party” to the First Lien Pari Passu Intercreditor Agreement.

3. Notwithstanding anything to the contrary in the First Lien Pari Passu Intercreditor Agreement or provided herein, each of the undersigned acknowledges that the Grantors shall not have any right to consent to or approve any amendment, renewal, extension, supplement, modification or waiver of any provision of the First Lien Pari Passu Intercreditor Agreement except as set forth in Section 5.3 of the First Lien Pari Passu Intercreditor Agreement.

[Remainder of this page intentionally left blank]

THE GEO GROUP, INC.

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: SVP and CFO

GEO CORRECTIONS HOLDINGS, INC.

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP & CFO

ADAPPT, LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP, FINANCE, CFO

ARAPAHOE COUNTY RESIDENTIAL CENTER, LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP, FINANCE, CFO

BEHAVIORAL ACQUISITION CORP.

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: V.P. FINANCE

BEHAVIORAL HOLDING CORP.

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: V.P. FINANCE

First Lien Pari Passu Intercreditor Agreement – The GEO Group, Inc.

B.I. INCORPORATED

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: V.P. FINANCE

BI MOBILE BREATH, INC.

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: V.P. FINANCE

BII HOLDING CORPORATION

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: V.P. FINANCE

BII HOLDING I CORPORATION

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: V.P. FINANCE

BROAD REAL ESTATE HOLDINGS LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP, FINANCE, CFO

CCC WYOMING PROPERTIES, LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP, FINANCE, CFO

First Lien Pari Passu Intercreditor Agreement – The GEO Group, Inc.

CCMAS LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP, FINANCE, CFO

CEC INTERMEDIATE HOLDINGS LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP, FINANCE, CFO

CEC PARENT HOLDINGS LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP, FINANCE, CFO

CEC STAFFING SOLUTIONS LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP, FINANCE, CFO

CIVIGENICS, INC.

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP, FINANCE, CFO

CIVIGENICS MANAGEMENT SERVICES, LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP, FINANCE, CFO

First Lien Pari Passu Intercreditor Agreement – The GEO Group, Inc.

CIVIGENICS-TEXAS, INC.

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP, FINANCE, CFO

CLEARSTREAM DEVELOPMENT LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP, FINANCE, CFO

COMMUNITY ALTERNATIVES

By:	Community Education Centers, Inc.,
its Manager

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP, FINANCE, CFO

COMMUNITY CORRECTIONS, LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP, FINANCE, CFO

COMMUNITY EDUCATION CENTERS, INC.

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP, FINANCE, CFO

First Lien Pari Passu Intercreditor Agreement – The GEO Group, Inc.

CORNELL COMPANIES, INC.

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP & CFO

CORNELL CORRECTIONS MANAGEMENT, LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP, Finance, CFO

CORNELL CORRECTIONS OF RHODE ISLAND, INC.

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP & CFO

CORNELL CORRECTIONS OF TEXAS, INC.

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP & CFO

CORRECTIONAL PROPERTIES, LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP & CFO

First Lien Pari Passu Intercreditor Agreement – The GEO Group, Inc.

CORRECTIONAL PROPERTIES PRISON FINANCE LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: V.P. Finance

CORRECTIONAL SERVICES CORPORATION, LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP, Finance, CFO

CORRECTIONAL SYSTEMS, LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP, Finance, CFO

CPT LIMITED PARTNER, LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: V.P. Finance

CPT OPERATING PARTNERSHIP L.P.

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: V.P. Finance

FENTON SECURITY, LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP, Finance, CFO

First Lien Pari Passu Intercreditor Agreement – The GEO Group, Inc.

GEO ACQUISITION II, INC.

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: V.P. Finance

GEO CARE LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP & CFO

GEO CPM, INC.

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP & CFO

GEO CC3 INC.

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP & CFO

GEO HOLDINGS I, INC.

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: V.P. Finance

GEO INTERNATIONAL SERVICES, INC.

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP & CFO

First Lien Pari Passu Intercreditor Agreement – The GEO Group, Inc.

GEO LEASING, LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP, Finance, CFO

GEO MANAGEMENT SERVICES, INC.

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP & CFO

GEO MCF LP, LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP, Finance, CFO

GEO OPERATIONS, INC.

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP, Finance, CFO

GEO RE HOLDINGS LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP & Treasurer

GEO REENTRY, INC.

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP & CFO

First Lien Pari Passu Intercreditor Agreement – The GEO Group, Inc.

GEO REENTRY OF ALASKA, INC.

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP & CFO

GEO REENTRY SERVICES, LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP, Finance, CFO

GEO SECURE SERVICES, LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP, Finance, CFO

GEO TRANSPORT, INC.

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP & Treasurer

GEO/DEL/R/02, INC.

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP & CFO

GEO/DEL/T/02, INC.

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP & CFO

First Lien Pari Passu Intercreditor Agreement – The GEO Group, Inc.

HIGHPOINT INVESTMENTS LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP, Finance, CFO

MCF GP, LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP & CFO

MINSEC COMPANIES, LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP, Finance, CFO

MINSEC TREATMENT, LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP, Finance, CFO

MUNICIPAL CORRECTIONS FINANCE L.P.

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: V.P. Finance

First Lien Pari Passu Intercreditor Agreement – The GEO Group, Inc.

PROTOCOL CRIMINAL JUSTICE, INC.

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: V.P. Finance

PUBLIC PROPERTIES DEVELOPMENT AND LEASING LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: V.P. Finance

SECON, INC.

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP, Finance, CFO

WBP LEASING, LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP, Finance, CFO

First Lien Pari Passu Intercreditor Agreement – The GEO Group, Inc.

ANNEX I

FORM OF JOINDER AGREEMENT

JOINDER NO. [ ] dated as of [ ], 20[ ] (the “Joinder Agreement”) to the FIRST LIEN PARI PASSU INTERCREDITOR AGREEMENT dated as of August 19, 2022, (the “First Lien Pari Passu Intercreditor Agreement”), among Alter Domus Products Corp., as Exchange Credit Facility Agent, Alter Domus Products Corp., as Existing Credit Facility Agent, and the additional Representatives from time to time a party thereto, and acknowledged and agreed to by The GEO Group, Inc., a Florida corporation (“GEO”), GEO Corrections Holdings, Inc., a Florida corporation (“Corrections” and, with GEO, each a “Borrower” and collectively the “Borrowers”), and the other Grantors signatory thereto.

A.    Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the First Lien Pari Passu Intercreditor Agreement.

B.    As a condition to the ability of the Borrowers to incur [Additional Senior Obligations] [obligations under a Replacement Credit Agreement] and to secure such [Additional Senior Obligations] [obligations under a Replacement Credit Agreement] with the liens and security interests created by the [Additional Senior Collateral Documents] [Replacement Credit Agreement collateral documents], the Additional Senior Representative in respect thereof is required to become a Representative and the Senior Claimholders in respect thereof are required to become subject to and bound by, the First Lien Pari Passu Intercreditor Agreement. Section 5.14 of the First Lien Pari Passu Intercreditor Agreement provides that such Additional Senior Representative may become a Representative and such Additional Senior Claimholders may become subject to and bound by the First Lien Pari Passu Intercreditor Agreement, pursuant to the execution and delivery by the Additional Senior Representative of an instrument in the form of this Joinder Agreement and the satisfaction of the other conditions set forth in Section 5.14 of the First Lien Pari Passu Intercreditor Agreement. The undersigned Additional Senior Representative (the “New Representative”) is executing this Joinder Agreement in accordance with the requirements of the First Lien Pari Passu Intercreditor Agreement.

Accordingly, the New Representative agrees as follows:

SECTION 1. In accordance with Section 5.14 of the First Lien Pari Passu Intercreditor Agreement, the New Representative by its signature below becomes a Representative under, and the related Additional Senior Debt and Additional Senior Claimholders become subject to and bound by, the First Lien Pari Passu Intercreditor Agreement with the same force and effect as if the New Representative had originally been named therein as a Representative and hereby agrees to all the terms and provisions of the First Lien Pari Passu Intercreditor Agreement on behalf of itself as Representative and on behalf of the Additional Senior Claimholders.

SECTION 2. The New Representative represents and warrants to each other Representative and the other Senior Claimholders that (i) it has full power and authority to enter into this Joinder Agreement, in its capacity as [agent] [trustee], (ii) this Joinder Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability, and (iii) the Senior Documents relating to such Additional Senior Debt provide that, upon the New Representative’s entry into this Joinder Agreement, the Additional Senior Claimholders represented by it will be subject to and bound by the provisions of the First Lien Pari Passu Intercreditor Agreement.

SECTION 3. This Joinder Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Joinder Agreement shall become effective when each Representative shall have received a counterpart of this Joinder Agreement that bears the signatures of the New Representative. Delivery of an executed signature page of this Joinder Agreement by facsimile or other electronic transmission (including “.pdf”, “.tif” or similar format) shall be effective as delivery of a manually executed counterpart hereof. The words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to this Joinder Agreement shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.

SECTION 4. Except as expressly supplemented hereby, the First Lien Pari Passu Intercreditor Agreement shall remain in full force and effect.

SECTION 5. Section 5.10 (Governing Law; Waiver of Jury Trial) of the First Lien Pari Passu Intercreditor Agreement is hereby incorporated by reference; mutatis mutandis.

SECTION 6. Any provision of this Joinder Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and in the First Lien Pari Passu Intercreditor Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereto shall endeavor in good-faith negotiations to replace any invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to those of the invalid, illegal or unenforceable provisions.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 5.7 of the First Lien Pari Passu Intercreditor Agreement. All communications and notices hereunder to the New Representative shall be given to it at its address set forth below its signatures hereto.

SECTION 8. Sections 5.8 and 5.9 of the First Lien Pari Passu Intercreditor Agreement are hereby incorporated herein by reference.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the New Representative has duly executed this Joinder Agreement to the First Lien Pari Passu Intercreditor Agreement as of the day and year first above written.

[NAME OF NEW REPRESENTATIVE], as
[ ] for the holders of [ ],

By:
Name:
Title:

Address for notices:

attention of:
Telecopy:

Receipt acknowledged by:

Alter Domus Products Corp.,
as Exchange Credit Facility Agent

By:
Name:
Title:

Alter Domus Products Corp.,
as Existing Credit Facility Agent

By:
Name:
Title:

[OTHERS AS NEEDED]

By:
Name:
Title:

ANNEX II

[FORM OF]

DEBT DESIGNATION

Reference is made to the FIRST LIEN PARI PASSU INTERCREDITOR AGREEMENT dated as of August 19, 2022, (the “First Lien Pari Passu Intercreditor Agreement”), among Alter Domus Products Corp., as Exchange Credit Facility Agent, Alter Domus Products Corp., as Existing Credit Facility Agent, and the additional Representatives from time to time a party thereto, and acknowledged and agreed to by The GEO Group, Inc., a Florida corporation (“GEO”), GEO Corrections Holdings, Inc., a Florida corporation (“Corrections” and, with GEO, each a “Borrower” and collectively the “Borrowers”), and the other Grantors signatory thereto. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the First Lien Pari Passu Intercreditor Agreement. This Debt Designation is being executed and delivered in order to designate [Additional Senior Debt] [Replacement Credit Agreement Obligations] entitled to the benefit and subject to the terms of the First Lien Pari Passu Intercreditor Agreement.

The undersigned, the duly appointed [specify title] of Borrowers hereby certifies on behalf of Borrowers that:

(a)    [insert name of the Grantor] intends to incur Indebtedness in the initial aggregate [principal/committed amount] of [ ] pursuant to the following agreement: [describe [credit agreement, indenture, other agreement giving rise to Additional Senior Debt] [Replacement Credit Agreement (“New Agreement”) ]] which will be [Additional Senior Obligations] [Replacement Credit Agreement Obligations];

(b)    the name and address of the [Additional Senior Representative for the Additional Senior Debt and the related Additional Senior Obligations][Representative for the Replacement Credit Agreement] is:

Telephone:

Fax:

(c)    such Additional Senior Debt is expressly permitted by each Senior Document and the conditions set forth in Section 5.14 of the First Lien Pari Passu Intercreditor Agreement are satisfied with respect to such Additional Senior Debt [insert for Replacement Credit Agreements only: ; and

(d)    the New Agreement satisfies the requirements of a Replacement Credit Agreement and is hereby designated as a Replacement Credit Agreement].

IN WITNESS WHEREOF, the Borrowers have caused this Debt Designation to be duly executed by the undersigned Responsible Officer as of ________________, 20___.

[borrower signatures to come]

ANNEX III

FORM OF GRANTOR JOINDER AGREEMENT

GRANTOR JOINDER AGREEMENT NO. [ ] (this “Grantor Joinder Agreement”) dated as of [ ], 20[ ] to the FIRST LIEN PARI PASSU INTERCREDITOR AGREEMENT dated as of August 19, 2022, (the “First Lien Pari Passu Intercreditor Agreement”), among Alter Domus Products Corp., as Exchange Credit Facility Agent, Alter Domus Products Corp., as Existing Credit Facility Agent, and the additional Representatives from time to time a party thereto, and acknowledged and agreed to by The GEO Group, Inc., a Florida corporation (“GEO”), GEO Corrections Holdings, Inc., a Florida corporation (“Corrections” and, with GEO, each a “Borrower” and collectively the “Borrowers”), and the other Grantors signatory thereto.

Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the First Lien Pari Passu Intercreditor Agreement.

The undersigned, [____________], a [____________], (the “New Grantor”) wishes to acknowledge and agree to the First Lien Pari Passu Intercreditor Agreement and become a party thereto to the limited extent contemplated by Section 5.18 thereof and to acquire and undertake the rights and obligations of a Grantor thereunder.

Accordingly, the New Grantor agrees as follows for the benefit of the Representatives and the Senior Claimholders:

Section 1. Accession to the First Lien Pari Passu Intercreditor Agreement. The New Grantor (a) acknowledges and accepts the First Lien Pari Pass Intercreditor Agreement as an additional Guarantor as contemplated by Section 5.18 thereof, (b) agrees to all the terms and provisions of the First Lien Pari Passu Intercreditor Agreement and (c) shall have all the rights and obligations of a Grantor under the First Lien Pari Passu Intercreditor Agreement. This Grantor Joinder Agreement supplements the First Lien Pari Passu Intercreditor Agreement and is being executed and delivered by the New Grantor pursuant to Section 5.18 of the First Lien Pari Passu Intercreditor Agreement.

Section 2. Representations, Warranties and Acknowledgement of the New Grantor. The New Grantor represents and warrants to each Representative and to the Senior Claimholders that (a) it has full power and authority to enter into this Grantor Joinder Agreement, in its capacity as Grantor and (b) this Grantor Joinder Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms of this Grantor Joinder Agreement.

Section 3. Counterparts. This Grantor Joinder Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Grantor Joinder Agreement or any document or instrument delivered in connection herewith by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of this Grantor Joinder Agreement or such other document or instrument, as applicable.

Section 4. Section Headings. Section heading used in this Grantor Joinder Agreement are for convenience of reference only and are not to affect the construction hereof or to be taken in consideration in the interpretation hereof.

Section 5. Benefit of Agreement. The agreements set forth herein or undertaken pursuant hereto are for the benefit of, and may be enforced by, any party to the First Lien Pari Passu Intercreditor Agreement subject to any limitations set forth in the First Lien Pari Passu Intercreditor Agreement with respect to the Grantors.

Section 6. Governing Law; Waiver of Jury Trial. Section 5.10 (Governing Law; Waiver of Jury Trial) of the First Lien Pari Passu Intercreditor Agreement is hereby incorporated by reference; mutatis mutandis.

Section 7. Severability. In case any one or more of the provisions contained in this Grantor Joinder Agreement should be held invalid, illegal or unenforceable in any respect, none of the parties hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the First Lien Pari Passu Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 8. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 5.7 of the First Lien Pari Passu Intercreditor Agreement. All communications and notices hereunder to the New Grantor shall be given to it at the address set forth under its signature hereto, which information supplements Section 5.7 of the First Lien Pari Passu Intercreditor Agreement.

IN WITNESS WHEREOF, the New Grantor has duly executed this Grantor Joinder Agreement to the First Lien Pari Passu Intercreditor Agreement as of the day and year first above written.

[ ]

By
Name:
Title:

Address: